                                                                   EXHIBIT 10.19

                       FIRST AMENDMENT TO OFFICE LEASE
                       -------------------------------


  THIS FIRST AMENDMENT TO OFFICE LEASE (this "First Amendment") is made and
                                              ---------------
entered into as of July 31, 1998, by and between NORFOLK ATRIUM, a California Limited Partnership ("Lessor"), and INKTOMI CORPORATION, a California
                      ------
corporation ("Lessee").
              ------

                                 RECITALS:
                                 --------

  A. Lessor and Lessee have entered into that certain Office Lease and Addenda to Lease dated as of July 31, 1997 (collectively, the "Lease"), with respect to
                                                       -----
the lease of certain "Initial Premises" and "Additional Space" (as such terms
                      ----------------       ----------------
are defined in the Lease), as more particularly described in the Lease within the building located at 1900 South Norfolk Street, San Mateo, California. All initial capitalized terms used herein but not herein defined shall have the meaning ascribed to such terms in the Lease.

  B. Lessor and Lessee now desire to enter into this First Amendment to provide, among other things, for the expansion of the "Premises" leased pursuant
                                                       --------
to the Lease to include the "First Expansion Premises" and the "Second Expansion
                             ------------------------           ----------------
Premises" (as such terms are hereinafter defined), on the terms and subject to
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the conditions hereinafter set forth.

  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee agree as follows:


  1. The Term of the Lease of the Initial Premises is hereby extended such that the Expiration Date for the Initial Premises shall be October 31, 2003. Monthly Base Rent for the Initial Premises for the period of such extension from November 1, 2002 through and including October 31, 2003, shall be as follows:
$57,137.10 per month ($3.65 per month per square foot of Rentable Area within the Initial Premises) for the period from November 1, 2002 through and including June 30, 2003; and shall be $58,702.50 per month ($3.75 per month per square foot of Rentable Area within the Initial Premises) for the period from July 1, 2003 through and including October 31, 2003. The Term of the lease of the Additional Space shall remain unchanged such that the Expiration Date for the Additional Space shall remain October 31, 2001.

  2.  From and after the date hereof, the "Premises" leased pursuant to the
                                           --------
Lease shall be deemed to include (in addition to the premises theretofore leased to Lessee pursuant to the Lease, as amended hereby) that certain premises located immediately adjacent to the Initial Premises, containing approximately 480 square feet of Rentable Area, designated as "Suite 304" on the Floor Plan attached hereto as Schedule 1 and incorporated herein by this reference (the
                   ----------
"First Expansion Premises").  The lease of the First Expansion Premises pursuant
-------------------------
hereto shall be for a lease term which is co-terminous with the Term of the lease of the Initial Premises (as extended pursuant to Section 1 above, and as
                                                       ---------
may be further extended pursuant to Section 5 below), and otherwise subject to
                                    ---------
all terms and conditions of the Lease applicable to the Initial Premises (except as hereinafter provided and except for such other terms and conditions as are specifically or by their operation limited to the Initial Premises), subject to the following:

       (a) The First Expansion Premises shall be leased on an entirely "AS IS", "WHERE IS", basis, with no representations or warranties, express or implied, by Lessor, Lessee hereby agreeing and acknowledging (1) that Lessee has had the opportunity to inspect the First Expansion Premises and shall accept the First Expansion Premises on the date hereof in their existing condition, and (2) that Lessor shall have absolutely no obligation to improve or alter the First Expansion Premises for the benefit of Lessee or to provide Lessee with any allowance for the improvement of the First Expansion Premises; except, however, that upon delivery of possession to Lessee, the First Expansion Premises shall be in "broom clean" condition and otherwise in good operating condition, order and repair, including, without limitation, all building systems serving the First Expansion Premises. The First Expansion Premises shall be deemed to contain 480 square feet of Rentable Area for all purposes hereof notwithstanding any deviation in actual Rentable Area thereof. Lessee may improve the First Expansion Premises in accordance with the provisions of Exhibit "C" to the Lease (entitled "Work Letter"), which shall be separately applicable to the initial improvement of the First Expansion Premises as if fully set forth herein, subject to the following: (i) references in such Exhibit "C" to the "Premises" shall be deemed to refer to the First Expansion Premises; (ii) there shall be no "Tenant Improvement Allowance" payable from Lessor to Lessee within the First Expansion Premises;
(iii) the term "Tenant Improvements" shall mean any tenant improvements that Lessee elects to make to the First Expansion Premises provided that Lessor shall have the right to approve such Tenant Improvements, which approval shall not be unreasonably withheld or delayed; (iv) Lessee may use any architect selected by Lessee in connection with the Tenant Improvements, provided that Lessor shall have the right to approve of such architect, which approval shall not be unreasonably withheld or delayed; and (v) Lessee may use any general contractor selected by Lessee in connection with the Tenant Improvements, provided that Lessor shall have the right to approve of such general contractor, which approval shall not be unreasonably withheld or delayed. Notwithstanding anything to the contrary contained in the Lease or herein, Lessee (and not Lessor) shall be responsible for making all alterations or improvements required to cause the First Expansion Premises to comply with applicable laws, regulations, ordinances or orders of any public agencies (including, without limitation, laws respecting use and access by disabled persons, including, without limitation, the Americans with Disabilities Act of
1990). Notwithstanding anything to the contrary contained in this First Amendment, the parties hereby agree that the First Expansion Premises is presently available for occupancy by Lessee, and Lessor shall be deemed for all purposes hereof to have delivered possession to Lessee of the First Expansion Premises upon the execution and delivery of this First Amendment by Lessee and Lessor.

        (b) In addition to the other rental amounts owing pursuant to the Lease (as amended by this First Amendment), Lessee shall be responsible for monthly Base Rent with respect to the First Expansion Premises in the following amounts:

                                    Monthly Base Rent
From and Including               Per Rentable Square Foot  Monthly Base Rent
------------------               ------------------------  -----------------
Date hereof-June 30, 1999                 $2.75               $1,320.00
July 1, 1999-June 30, 2000                $2.90               $1,392.00
July 1, 2000-June 30, 2001                $3.05               $1,464.00
July 1, 2001-June 30, 2002                $3.20               $1,536.00
July 1, 2002-June 30, 2003                $3.35               $1,608.00
July 1, 2003-October 31, 2003             $3.50               $1,680.00

Base Rent for the First Expansion Premises shall be prorated for any partial month during the Term and payable on the first day of each month during the Term from and after the date hereof in accordance with the provisions of the Lease governing payment of Base Rent for the Initial Premises.

        (c) From and after the date hereof, Lessee shall be responsible for Lessee's Percentage Share of Excess Expenses for the First Expansion Premises based upon Base Expenses of $7.10 per square foot per year of Rentable Area within the Building, in the same manner as Lessee's Percentage Share of Excess Expenses are payable under the Lease with respect to the Initial Premises. Accordingly, Lessee's Percentage Share (for purposes of calculation of Lessee's obligation for Excess Expenses) shall be increased as of the date hereof to the amount of 9.97% (based upon a total of 16,134 square feet of Rentable Area, being the sum of 15,654 square feet of Rentable Area within the Initial Premises plus 480 square feet of Rentable Area within the First Expansion Premises). Upon inclusion of the Additional Space into the Premises pursuant to the Lease, Lessee's Percentage Share shall be further adjusted to reflect the additional Rentable Area of such Additional Space.

        (d) Each of Lessor and Lessee warrants that it has had no dealing with any real estate broker or agents in connection with the negotiation of the lease of the First Expansion Premises who shall be entitled to or can claim a commission or fee in connection therewith. Each party agrees to indemnify, defend and hold the other party harmless from and against any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) with respect to any alleged leasing commission or equivalent compensation alleged to be owing in connection with the lease of the First Expansion Premises on account of dealings of the indemnifying party with any real estate broker or agent.

  3.  As used in this First Amendment, the "Second Expansion Premises" shall
                                            -------------------------
mean those certain premises located on the third (3rd) floor of the Building, designated on Schedule 1 attached hereto as "Suite 318" containing approximately
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3,897 square feet of Rentable Area, "Suite 320" containing approximately 1,518 square feet of Rentable Area, "Suite 323" containing approximately 2,287 square feet of Rentable Area, "Suite 325" containing approximately 4,552 square feet of Rentable Area, and "Suite 336" containing approximately 3,876 square feet of Rentable Area. From and after the date upon which the applicable portion of the Second Expansion Premises is made available for occupancy by Lessee, the "Premises" leased pursuant to the Lease shall be deemed to include (in addition
---------
to the premises theretofore leased to Lessee pursuant to the Lease, as amended hereby) such portion of the Second Expansion Premises. The lease of the Second Expansion Premises pursuant hereto shall be for a lease term which is co-terminous with the Term of the lease of the Initial Premises (as extended pursuant to Section 1 above, and as may be further extended pursuant to Section
            ---------                                                   -------
5 below), and otherwise subject to all terms and conditions of the Lease
-
applicable to the Initial Premises (except as hereinafter provided and except for such other terms and conditions as are specifically or by their operation limited to the Initial Premises), subject to the following:

        (a) Each of the suites comprising the Second Expansion Premises shall be separately made available for occupancy by Lessee in accordance with the following. "Suite 318" and "Suite 320" as shown on Schedule 1 are
                                                    ----------
presently available for occupancy by Lessee, and Lessor shall be deemed for all purposes hereof to have delivered possession to Lessee of such "Suite
318" and "Suite 320" upon the execution and delivery of this First
Amendment by Lessee and Lessor. The parties hereby acknowledge that "Suite 323", "Suite 325" and "Suite 336" as shown on Schedule 1 are presently
                                              ----------
occupied by existing occupants and, accordingly, shall not be available for occupancy by Lessee until Lessee's receipt of written notice thereof from Lessor. Lessor makes no representation or warranty, express or implied as to the date(s) upon which any of such premises shall be available for occupancy by Lessee and no delay in Lessor's making of any of such suite(s) available for occupancy by Lessee shall affect the lease thereof pursuant hereto or subject Lessor to any liability with respect thereto or for any loss or damage resulting therefrom (subject to the provisions of Section
                                                                 -------
3(b) below respecting the Allowance amount for the Second Expansion
----
Premises and subject to the final sentence of this Section 3(a)).  The
                                                   ------------
     parties agree that available for occupancy by Lessee shall mean the date on which Lessor actually delivers possession of the applicable portion of the Second Expansion Premises to Lessee in the condition required under this First Amendment. Notwithstanding anything to the contrary contained herein, as to each suite comprising a portion of the Second Expansion Premises, until such suite is made available for occupancy by Lessee, the Premises leased by Lessee shall not include such suite, and neither Lessee nor Lessor shall have any obligations under the Lease (as hereby amended) as to such suite. Following the applicable dates of inclusion of each of "Suite 323", "Suite 325" and "Suite 336" within the Premises in accordance herewith, the parties hereto shall execute a commencement memorandum confirming such dates. Notwithstanding anything to the contrary contained in this First Amendment, if any of the suites comprising a portion of the Second Expansion Premises has not been made available for occupancy by Lessee by December 1, 1998 (any such suite which have not then been made available for occupancy by Lessee are referred to herein as an "Undelivered
                               -----------

Suite(s)"), then Lessee shall thereafter until the applicable Undelivered
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Suite is made available for occupancy by Lessee, have the right to elect to delete the applicable Undelivered Suite from the Second Expansion Premises, in the event of which election, it shall be deemed as if such Undelivered Suite was never included within the Second Expansion Premises, Lessee shall have no further right or obligation to lease such Undelivered Suite and Lessor shall have no further obligation to lease such Undelivered Suite to Lessee.

        (b) The Second Expansion Premises shall be leased on an entirely "AS IS", "WHERE IS", basis, with no representations or warranties, express or implied, by Lessor, Lessee hereby agreeing and acknowledging (1) that Lessee has had the opportunity to inspect the Second Expansion Premises and shall accept the Second Expansion Premises on the respective dates upon which the portions thereof are made available for occupancy by Lessee pursuant hereto in their then existing condition, and (2) that Lessor shall have absolutely no obligation to improve or alter the Second Expansion Premises for the benefit of Lessee or to provide Lessee with any allowance for the improvement of the Second Expansion Premises except as expressly set forth below; except, however, that upon delivery of possession to Lessee, the applicable portion of the Second Expansion Premises shall be in "broom clean" condition and otherwise in good operating condition, order and repair, including, without limitation, all building systems serving such applicable portion of the Second Expansion Premises. The suites comprising the Second Expansion Premises shall be deemed to contain the respective amounts of Rentable Area specified in the first sentence of this Section 3 for all purposes hereof notwithstanding any
                       ---------
deviation in actual Rentable Area thereof. Lessee may improve the Second Expansion Premises (as each respective portion of the Second Expansion Premises is made available for occupancy by Lessee) in accordance with the provisions of Exhibit "C" to the Lease (entitled "Work Letter"), which shall be separately applicable to the initial improvement of each portion of the Second Expansion Premises as if fully set forth herein, subject to the following: (i) references in such Exhibit "C" to the "Premises" shall be deemed to refer to the applicable portion of the Second Expansion Premises;
(ii) the amount of the "Tenant Improvement Allowance" shall be $6.00 per square foot of Rentable Area within the applicable portion of the Second Expansion Premises, except, however, that as to any portion of the Second Expansion Premises which is not made available for occupancy by Lessee until after the date which is seventy (70) days following the full execution and delivery of this First Amendment by Lessee and Lessor, the amount of the "Tenant Improvement Allowance" shall be $8.00 per square foot of Rentable Area within such applicable portion of the Second Expansion Premises; (iii) the term "Tenant Improvements" shall mean any tenant improvements that Lessee elects to make to the applicable portion of the Second Expansion Premises provided that Lessor shall have the right to approve such Tenant Improvements, which approval shall not be unreasonably withheld or delayed; (iv) Lessee may use any architect selected by Lessee in connection with the Tenant Improvements, provided that Lessor shall have the right to approve of such architect, which approval shall not be unreasonably withheld or delayed; and
(v) Lessee may use any general contractor selected by Lessee in connection with the Tenant Improvements, provided that Lessor shall have the right to approve of such general contractor, which approval shall not be unreasonably withheld or delayed. Notwithstanding anything to the contrary contained in the Lease or herein, Lessee (and not Lessor) shall be responsible for making all alterations or improvements required to cause the Second Expansion Premises to comply with applicable laws, regulations, ordinances or orders of any public agencies (including, without limitation, laws respecting use and access by disabled persons, including, without limitation, the Americans with Disabilities Act of 1990).

        (c) In addition to the other rental amounts owing pursuant to the Lease (as amended by this First Amendment), Lessee shall be responsible for monthly Base Rent with respect to the Second Expansion Premises in the following amounts:

                                        Monthly Base Rent
From and Including                      Per Rentable Square Foot
------------------                      ------------------------
Date of inclusion of
applicable premises within
the Premises-June 30, 1999                        $3.25
July 1, 1999-June 30, 2000                        $3.35
July 1, 2000-June 30, 2001                        $3.45
July 1, 2001-June 30, 2002                        $3.55
July 1, 2002-June 30, 2003                        $3.65
July 1, 2003-October 31, 2003                     $3.75

Base Rent for each portion of the Second Expansion Premises shall be prorated for any partial month during the Term during which such portion thereof is included within the Premises, and shall be payable on the first day of each month during the Term from and after the inclusion of the applicable portion of the Second Expansion Premises into the Premises in accordance with the provisions of the Lease governing payment of Base Rent for the Initial Premises.

        (d) From and after the respective dates of inclusion thereof within the Premises in accordance herewith, Lessee shall be responsible for Lessee's Percentage Share of Excess Expenses for the portions of the Second Expansion Premises then included within the Premises, based upon Base Expenses of $7.62 per square foot per year of Rentable Area within the Building, and otherwise in the same manner as Lessee's Percentage Share of Excess Expenses are payable under the Lease with respect to the Initial Premises. Lessee's Percentage Share with respect to the Second Expansion Premises (for purposes of calculation of Lessee's obligation for Excess Expenses with respect to the Second Expansion Premises) shall be separately calculated from Lessee's Percentage Share for the Initial Premises, First Expansion Premises and the Additional Space due to the fact that there is a different amount of Base Expenses for purposes of such calculation.

        (e) Each of Lessor and Lessee warrants that it has had no dealing with any real estate broker or agents in connection with the negotiation of the lease of the Second Expansion Premises who shall be entitled to or can claim a commission or fee in connection therewith, except BT Commercial (the "Broker"), whose commission in the amount of $3.50 per square foot of
 -------
Rentable Area within Suite 318 and Suite 320 plus $2.50 per square foot of Rentable Area within Suite 323, 325 and 336, shall be earned by the Broker, and due and payable from Lessor to Broker, fifty percent (50%) upon execution and delivery of this Lease by both Lessor and Lessee, and fifty percent (50%) upon commencement of occupancy and payment of rent for the applicable portion of the Second Expansion Premises. Each party agrees to indemnify, defend and hold the other party harmless from and against any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) with respect to any alleged leasing commission or equivalent compensation (other than any amount owing to Broker from Lessor pursuant to the foregoing) alleged to be owing in connection with the lease of the Second Expansion Premises on account of dealings of the indemnifying party with any real estate broker or agent.

  4. Addendum 8 of the Lease (entitled "Option to Extend Term") and Addendum 10 of the Lease (entitled "Rent During Extended Term") shall each continue in effect, except, however, that the option to extend granted pursuant to Addendum 8 shall relate only to the Additional Space (and not to the Initial Premises, the First Expansion Premises or the Second Expansion Premises), and the determination of Base Rent during the Extended Term pursuant to Addendum 10 shall relate only to Base Rent for the Additional Space (and not to the Initial Premises, the First Expansion Premises or the Second Expansion Premises).

  5. Lessee shall have the option to extend the Term of the Lease for the Initial Premises, First Expansion Premises and the Second Expansion Premises for an additional period of three (3) years commencing upon November 1, 2003 and expiring upon October 31, 2006 (the "Third Floor Extended Term"), subject to the
                                     -------------------------
same provisions as are set forth in Addendum 8 and Addendum 10 with respect to the Additional Space (in accordance with Section 4 above), which shall be
                                         ---------
separately applicable to the extension of the Term of the lease of Initial Premises, First Expansion Premises and the Second Expansion Premises for the Third Floor Extended Term as if fully set forth herein, subject to the following:

        (a) References to the "Premises", "Initial Premises" or "Additional Space" shall be deemed to refer to the Initial Premises, the First Expansion Premises and the Second Expansion Premises and the option to extend granted pursuant hereto shall apply concurrently to, and only to all of, the Initial Premises, the First Expansion Premises and the Second Expansion Premises (such that Lessee shall not have any option to extend with respect to only a portion thereof).

        (b) References to the "Extended Term" shall be deemed to refer to the Third Floor Extended Term.

        (c) The Option Notice must be delivered no later than October 31, 2002;

        (d) Base Rent during the Third Floor Extended Term shall be the then current Fair Market Rental Value of the Initial Premises, the First Expansion Premises and the Second Expansion Premises at November 1, 2003, but in no event less than the monthly Base Rent in effect for the Initial Premises, the First Expansion Premises and the Second Expansion Premises for the month of October 2003.

  6. Upon the full execution and delivery of this First Amendment by the parties, Lessee shall increase the Security Deposit held by Lessor pursuant to the Lease by the amount of $53,742.50 (being one month's Base Rent (at their respective initial rental rates) for the First Expansion Premises and the Second Expansion Premises), which amount shall be deposited by Lessee with Lessor in cash upon such execution. The Security Deposit, as so increased, shall be held, applied, retained, replaced and/or refunded in accordance with the terms of the Lease applicable to the Cash Security Deposit (although such $53,742.50 shall not be applied as a credit toward the amount of the Cash Security Deposit if deposited by Lessee with Lessor pursuant to the Lease).

  7. Addendum 9 of the Lease (entitled "Delay in Commencement; Right to Terminate") is hereby deleted and of no further force or effect.

  8. Addendum 6 of the Lease (entitled "Parking") is hereby deleted, and notwithstanding anything to the contrary contained in the Lease and in lieu of any parking spaces which may be specified in the Lease to be provided to Lessee, the parties agree that (and Article 1.1 of the Lease is hereby amended to reference that) during the Term of the Lease (as hereby extended and as such Term may be further extended in accordance herewith), the amount of parking to which Lessee is entitled pursuant to the Lease shall equal three and one-half (3.5) single, unreserved and undesignated parking spaces within the Common Area per each one thousand (1,000) square feet of Rentable Area then included within the Premises leased by Lessee (rounded to the nearest whole number).

  9. Except as specifically amended and supplemented by this First Amendment, the Lease shall continue in full force and effect. In the event of any conflict between the provisions of the Lease and the provisions of this First Amendment, the provisions of this First Amendment shall prevail.

  10. This First Amendment may be executed in any number of counterparts, any number of which, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, Lessee and Lessor have entered into this First Amendment as of the date first written above.

LESSOR:                                 LESSEE:

NORFOLK ATRIUM, a California            INKTOMI CORPORATION,
Limited Partnership                     a California corporation

By:  NAPA RIVER DEVCO, INC.,            By:__________________________________
     a California corporation,
     its general partner                Print Name:__________________________

By:  PROM MANAGEMENT GROUP, INC.,       Its:_________________________________
     a California corporation,
     dba Maxim Property Management,
     as Agent for Owner

By:________________________________

Print Name:________________________

Its:_______________________________